Summary of Significant Accounting Policies - Schedule of Reconciliation of Cash and Cash Equivalents, and Restricted Cash (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule of Reconciliation of Cash and Cash Equivalents and Restricted Cash [Abstract]
Cash and cash equivalents	$ 107,798	$ 96,255	$ 102,512
Restricted cash	850	3,487	3,962
Total cash and cash equivalents, and restricted cash	$ 108,648	$ 99,742	$ 106,474	$ 123,506